HSBC INVESTOR FUNDS

HSBC Investor Equity Fund ("Equity Fund")
HSBC Investor Overseas Equity Fund ("Overseas Equity Fund")
HSBC Investor Balanced Fund ("Balanced Fund")
(collectively, the "Funds")

Supplement dated January 6, 2004, to the Prospectus dated February 28, 2003

At their December 15, 2003 meeting, the Boards of Trustees of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios approved (i) a proposal to replace the sub-advisers of the Equity Fund; (ii) a proposal to replace the sub-adviser of the HSBC Investor International Equity Portfolio (in which the Overseas Equity Fund invests its assets); and (iii) a proposal to liquidate the Balanced Fund.

Additional information about these actions and their implications for each of the Funds is provided below:

HSBC Investor Equity Fund

The Board of Trustees of HSBC Investor Funds and HSBC Asset Management (Americas) Inc. ("HSBC"), as investment manager of the Equity Fund, have selected:

(i) Waddell & Reed Investment Management Company ("Waddell & Reed"), to replace Alliance Capital Management L.P. as the sub-adviser with respect to the "growth" portion of the Equity Fund's portfolio, and

(ii) NWQ Investment Management Company, LLC ("NWQ") to replace Institutional Capital Corporation as the sub-adviser with respect to the "value" portion of the Equity Fund's portfolio, with both changes to be effective on or about January 30, 2004.

Each of Waddell & Reed and NWQ will provide investment sub-advisory services to the Equity Fund pursuant to investment sub-advisory agreements between HSBC and Waddell & Reed and NWQ, respectively. As compensation for its services, Waddell & Reed will receive a fee, computed daily and based on the Equity Fund's daily net assets allocated to Waddell & Reed for management, at an annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million. As compensation for its services, NWQ will receive a fee, computed daily and based on the Equity Fund's daily net assets allocated to NWQ for management, at an annual rate of 0.35% of net assets up to $500 million, 0.30% of net assets over $500 million up to $1 billion million, and 0.25% of net assets in excess of $1 billion. In accordance with the manager of managers exemptive order received from the Securities and Exchange Commission, an Information Statement providing additional details about the appointment of Waddell & Reed and NWQ as sub-advisers to the Equity Fund will be mailed to shareholders within 120 days of the change in sub-advisers.

Waddell & Reed acts as investment adviser to numerous investment companies and accounts. Waddell & Reed currently manages assets in excess of $30 billion. Waddell & Reed's ultimate parent is Waddell & Reed Financial, Inc., a publicly traded company on the New York Stock Exchange. Its principal office is located at 6300 Lamar Avenue, Overland Park, KS 66202.

NWQ , a subsidiary of Nuveen Investments, Inc., was founded in 1982 and specializes in value-oriented equity portfolios across all capitalization ranges. Its principal office is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $10.7 billion in assets under management as of September 30, 2003.

HSBC Investor Overseas Equity Fund

The Boards of Trustees of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios, and HSBC, as investment manager to the HSBC Investor International Equity Portfolio ("International Equity Portfolio"), in which the Overseas Equity Fund invests its assets, have selected Sanford C. Bernstein & Co., LLC, ("Bernstein") to replace Capital Guardian Trust Company as sub-adviser to the International Equity Portfolio, effective on or about January 30, 2004.

Bernstein will provide investment sub-advisory services to the International Equity Portfolio pursuant to an investment sub-advisory agreement between HSBC and Bernstein. As compensation for its services, Bernstein will receive a fee, computed daily based on the International Equity Portfolio's daily net assets at an annual rate of 0.765% of net assets up to $10 million, 0.675% of net assets over $10 million up to $25 million, 0.54% of net assets over $25 million up to $50 million, 0.45% of net assets in over $50 million up to $100 million, and 0.36% of net assets in excess of $100 million. In accordance with the manager of managers exemptive order received from the Securities and Exchange Commission, an Information Statement providing additional details about the appointment of Bernstein as sub-adviser to the International Equity Portfolio will be mailed to shareholders of the Overseas Equity Fund within 120 days of the change in sub-advisers.

Bernstein is a subsidiary of Alliance Capital Management L.P. ("Alliance") and specializes in, among others, international equity portfolios. Its principal office is located 1345 Avenue of the Americas, 39th floor, New York, NY 10105. As of July 31, 2003, Alliance managed $427 billion in assets.

HSBC Investor Balanced Fund

The Board of Trustees of HSBC Investor Funds has approved a proposal to liquidate and dissolve the Balanced Fund, in connection with which investors in the Balanced Fund will be given the option of receiving a check in an amount equal to their proportionate interest in the net assets of the Balanced Fund or reinvesting such amount in shares of the HSBC Investor Growth and Income Fund. HSBC anticipates that the liquidation of the Balanced Fund will occur in the first or second quarter of 2004. Accordingly, effective immediately, the Balanced Fund is closed to further investment.